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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          CLEVETRUST REALTY INVESTORS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          CLEVETRUST REALTY INVESTORS
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     PREVIOUSLY PAID.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:____________________________________

     (4) Proposed maximum aggregate value of transaction:_______________________


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:________________________________________________

     (2) Form, schedule or registration statement no.:__________________________

     (3) Filing party:__________________________________________________________

     (4) Date filed:____________________________________________________________

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

                          CLEVETRUST REALTY INVESTORS
                               2001 CROCKER ROAD
                                   SUITE 400
                              WESTLAKE, OHIO 44145



                                                                 January 9, 1996



Dear Shareholder:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of CleveTrust Realty Investors, which will be held at the Holiday Inn - Westlake, 1100 Crocker Road, Westlake, Ohio, on Tuesday, February 20, 1996 at 2:00 p.m. (Cleveland Time). The notice of the meeting, proxy statement and proxy accompany this letter, and you are urged to consider the information therein carefully.

     The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1995 is being mailed to you herewith.

     We hope you will attend the meeting in person, but we urge you in any event to complete and return the enclosed proxy, at your earliest convenience, in the enclosed prepaid envelope.

                                              Sincerely yours,

                                              John C. Kikol
                                              Chairman &
                                              President

                          CLEVETRUST REALTY INVESTORS
                                2001 CROCKER ROAD
                                   SUITE 400
                              WESTLAKE, OHIO 44145

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                 January 9, 1996
Dear Shareholder:

     Notice is hereby given that the Annual Meeting of Shareholders of CleveTrust Realty Investors, a Massachusetts voluntary association of the type generally known as a business trust, will be held at the Holiday Inn - Westlake, 1100 Crocker Road, Westlake, Ohio, on Tuesday, February 20, 1996 at 2:00 p.m. (Cleveland Time), for the purposes of considering and acting upon:

          1. A proposal to elect as Trustees the six nominees named in the accompanying Proxy Statement to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified; and

          2. Such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

     Shareholders of record at the close of business on December 29, 1995 are entitled to vote at the meeting and any adjournment or adjournments thereof.

                                            By Order of the Board of Trustees

                                              RAYMOND C. NOVINC
                                                  Secretary

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|  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. REGARDLESS  |
|  OF WHETHER YOU INTEND TO BE PRESENT, PLEASE SIGN THE ENCLOSED PROXY AND     |
|  SEND IT BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE  |
|  IF MAILED IN THE UNITED STATES.                                             |
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

                          CLEVETRUST REALTY INVESTORS
                               2001 CROCKER ROAD
                                   SUITE 400
                              WESTLAKE, OHIO 44145

                                PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy is solicited by the Board of Trustees for use at the Annual Meeting of Shareholders of CleveTrust Realty Investors (the "Trust") to be held on February 20, 1996 and any adjournment or adjournments thereof. Any proxy may be revoked by a later proxy, by notice to the Trust in writing, or in open meeting, without affecting any vote previously taken. This proxy statement, together with a form of proxy for the meeting, was first mailed to shareholders on or about January 9, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of December 29, 1995, the record date for the determination of persons entitled to vote at the meeting, there were 5,179,143 Shares of Beneficial Interest outstanding. Each Share of Beneficial Interest is entitled to one vote.

            BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth, as of December 29, 1995, information furnished to the Trust with respect to the beneficial ownership of the Trust's Shares of Beneficial Interest by each shareholder or group of shareholders known to the Trust to be the beneficial owner of more than five (5%) percent of the Trust's outstanding Shares of Beneficial Interest, each present Trustee, each nominee for election as Trustee, each executive officer of the Trust, and all present Trustees and executive officers of the Trust as a group. Communications to any or all of the Trustees or officers may be addressed to them in care of the Trust.

          BENEFICIAL OWNER, TRUSTEE,
         OFFICE OR NUMBER OF PERSONS               NUMBER OF SHARES       PERCENT OF
                   IN GROUP                      BENEFICIALLY OWNED(A)      CLASS
         ---------------------------             ---------------------    ----------
Howard Amster (Beneficial owner and
  Trustee)(b).................................         1,152,180             22.25%

Robert H. Kanner (Beneficial Owner and
  Trustee)(c).................................         1,300,000             25.10

John C. Kikol (Trustee and officer)(d)(e).....           154,479              2.94

Leighton A. Rosenthal (Beneficial owner and
  Trustee)....................................           393,000              7.59

Ludwig Seuffert (Trustee)(f)(d)...............           110,434              2.13

John D. Weil (Beneficial owner and
  Trustee)(g).................................           745,000             14.38

Brian D. Griesinger (Officer)(e)..............            45,500               .87

Raymond C. Novinc (Officer)(e)................            53,045              1.02

Michael R. Thoms (Officer)(d)(e)..............            71,055              1.36

9 present Trustees and officers listed above..         3,994,825(d)          74.13

---------------

(a) Except as noted, in each case the beneficial owner has sole voting and sole investment power.

(b) Includes 131,800 Shares of Beneficial Interest held by Tamra F. Gould (Mr. Amster's wife) in which Mr. Amster disclaims any beneficial interest. Excludes 27,600 Shares of Beneficial Interest held by Sonia Amster (Mr. Amster's mother) in which Mr. Amster disclaims any beneficial interest.

(c) The shares shown as being held by Robert H. Kanner are owned by a trust of which Mr. Kanner is the sole beneficiary. Mr. Kanner is not a trustee of such trust and has neither investment nor voting power in such shares. Trustees of such trust are Stephen R. Kalette and Eleonora Gromek who have an address of 3830 Kelly Avenue, Cleveland, Ohio 44114. Excludes 5,000 Shares of Beneficial Interest held by Buckeye Business Products Bargaining Unit Pension Trust of which Mr. Kanner is a trustee but not a participant.

(d) Includes 14,934 Shares of Beneficial Interest held in two trusts in which Messrs. Kikol, Seuffert and Thoms are trustees with all voting and investment power and in which Mr. Kikol and Mr. Thoms have an interest as beneficiaries (with respect to a portion of the trusts' assets). The shares of Beneficial Interest held by all

    Trustees and officers as a group in the table have been adjusted to eliminate the duplication of beneficial ownership.

(e) The table above includes Shares of Beneficial Interest as to which the persons indicated had the right to acquire beneficial ownership within 60 days after December 29, 1995 through the exercise of outstanding options under the trust's 1992 Stock Option Plan. The number of Shares of Beneficial Interest each of the persons indicated had the right to acquire were as follows: John C. Kikol, 83,500; Raymond C. Novinc, 45,000; Michael R. Thoms, 43,000; and Brian D. Griesinger, 38,500.

(f) Excludes 66,000 Shares of Beneficial Interest held by Seuffert Construction Co. Inc. of which Ludwig Seuffert is President and a Director but in which he disclaims any beneficial interest as he has neither investment nor voting power with respect to said shares. Also excludes 1,500 Shares of Beneficial Interest held by Brigitte Seuffert (Mr. Seuffert's wife) in which Mr. Seuffert disclaims any beneficial interest.

(g) Includes 25,000 Shares of Beneficial Interest held in the name of a family trust of which Mr. Weil is the trustee. Also includes 100,000 Shares of Beneficial Interest held in the name of Richard K. Weil (the father of Mr.
    Weil), 25,000 Shares of Beneficial Interest held in the name of Victoria L. Weil (the daughter of Mr. Weil) and 225,000 Shares of Beneficial Interest in the aggregate held by Richard K. Weil, Jr., Mark S. Weil and Paula K. Weil (siblings of Mr. Weil) the beneficial ownership of which he disclaims.

                              ELECTION OF TRUSTEES

     Unless authorization is withheld, it is intended that proxies received will be voted in favor of electing as Trustees the six nominees named in the following table to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All nominees currently are members of the Board of Trustees. No nominee is related to any other nominee or trustee. The election of each nominee requires the affirmative vote of a majority of the Shares of Beneficial Interest represented at the meeting. Submission of a proxy withholding authority with respect to a nominee has the effect of failing to vote for such nominee but does not act as a vote "against" such nominee. Should any nominee decline or be unable to accept nomination or to serve as a Trustee, events that the Board of Trustees does not now anticipate, the proxies will be voted for the election of such other person, if any, as the Board of Trustees may recommend.

     Based upon information received from the respective Trustees as of December 29, 1995, the following information with respect to each person is furnished:

                                            POSITION(S) WITH THE TRUST,
                                           PRINCIPAL OCCUPATION, BUSINESS
NAME (AGE) OF TRUSTEE                   EXPERIENCE AND OTHER DIRECTORSHIPS
---------------------                   ----------------------------------
Howard Amster                   Trustee of the Trust since December, 1992;
  (48)(a)                       Investment Consultant with Everen Securities, Inc.
                                (securities, investments), Director of Astrex, Inc.
                                (distributor of electronic components).

Robert H. Kanner                Trustee of the Trust since December, 1992;
  (48)(b)                       President, Chairman and a Director of Pubco
                                Corporation and Bobbie Brooks, Incorporated
                                (affiliated companies with interests in computer
                                printer supplies, manufacturing, and specialty
                                construction products). Chairman and a Director of
                                Aspen Imaging International, Inc., (manufacturer of
                                computer printer supplies). Director of Riser Foods,
                                Inc. (food distribution).

John C. Kikol                   Trustee of the Trust since 1982; President of the
  (51)                          Trust since 1974, Chairman of the Trust since
                                February, 1995.

Leighton A. Rosenthal           Trustee of the Trust since October, 1991; President
  (80)                          LARS Aviation, Inc., (private aircraft charters),
                                Cleveland, Ohio.

Ludwig Seuffert                 Trustee of the Trust since 1975; Chairman of the
  (66)(c)                       Board of Trustees from August, 1991 to February,
                                1995. President, Seuffert Construction Company, Inc.
                                (commercial and industrial construction company),
                                Cleveland, Ohio.

                                            POSITION(S) WITH THE TRUST,
                                           PRINCIPAL OCCUPATION, BUSINESS
NAME (AGE) OF TRUSTEE                    EXPERIENCE AND OTHER DIRECTORSHIPS
---------------------                    ----------------------------------
John D. Weil                    Trustee of the Trust since June, 1991; President
  (55)(d)                       Clayton Management Co. (bookkeeping and investment
                                management services), St. Louis, Missouri. Director
                                of Cliffs Drilling (oil service), Oglebay Norton
                                Company (lake shipping, mining and manufacturing),
                                Physicians Insurance Company of Ohio (medical
                                malpractice insurance) and Todd Shipyards, Inc.
                                (ship building and repair company).

---------------

(a) Chairman of the Audit Committee, which met once during the fiscal year ended September 30, 1995. The Audit Committee is responsible for evaluating the services performed by the Trust's independent auditor, the budget for those services and, with the Management of the Trust, the Trust's allowance for possible investment losses.

(b) Chairman of Investment Committee, which met once during the fiscal year ended September 30, 1995. The Investment Committee is responsible for evaluating potential investments by the Trust.

(c) Chairman of the Nominating Committee, which met once during the fiscal year ended September 30, 1995. The Nominating Committee is responsible for reviewing the qualifications of prospective Trustees. The Nominating Committee will consider individuals recommended by shareholders for election at the 1997 Annual Meeting of Shareholders provided such recommendations are received in writing by September 11, 1996.

(d) Chairman of Compensation Committee, which met once during the fiscal year ended September 30, 1995. The Compensation Committee is responsible for reviewing the remuneration of Trustees and executive officers.

Effective February 21, 1995, with the reduction in the number of Trustees from nine (9) to six (6), each Trustee became a member of all of the Committees of the Trust, except that Mr. Kikol does not serve on the Compensation Committee.

     Except as otherwise indicated in the above table, each Trustee has had the principal occupation or former occupation indicated for more than five years.

     During the fiscal year ended September 30, 1995, there were four regular meetings of the Board of Trustees. Each Trustee other than Mr. Rosenthal, attended at least 75% of the total number of Board meetings and of meetings held by all committees of the Board on which he served. Mr. Rosenthal attended all committee meetings on which he served, but was absent for three of four quarterly Board meetings. In addition, the Board of Trustees regularly schedules informal workshop sessions to review and discuss Trust business.

                             EXECUTIVE COMPENSATION
                   SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation awarded to, earned by or paid to the Chairman, President and Chief Executive Officer of the Trust, who was the only Executive Officer of the Trust whose total salary and bonus exceeded $100,000 for fiscal 1995.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
       NAME AND              FISCAL                                     ------------       ALL OTHER
       PRINCIPAL              YEAR            SALARY        BONUSES       OPTIONS         COMPENSATION
       POSITION              ENDED              $              $          GRANTED             $ (1)
       --------              -----            ------        -------       --------        ------------
John C. Kikol               9/30/95        $ 135,000       $ 47,000         3,000            $13,197
 Chairman, President        9/30/94          134,872         22,500        15,000              8,915
 & Chief Executive          9/30/93          131,700         12,500        50,000              8,120
 Officer

---------------
(1) For fiscal 1995, represents the premium paid ($1,200) by the Trust for a "key man" insurance policy for the benefit of the Chief Executive Officer and his designated heirs and pension plan contribution ($11,997) for the Chief Executive Officer.

                              EMPLOYMENT AGREEMENT

     Effective as of January 1, 1993, the Trust entered into an Amended and Restated Employment Agreement (the "Agreement") with John C. Kikol, the Chief Executive Officer of the Trust. The Agreement obligates the Trust to pay the Chief Executive Officer an annual base salary, subject to increase at the discretion of the Board. The Agreement also provides for an annual incentive cash bonus to the Chief Executive

Officer based upon financial goals to be established by the Trust's Compensation Committee. Either the Trust or the Chief Executive Officer has the right to terminate the Agreement at any time, for any reason, without any prior notice to the other; however, in the event of the Trust's termination of the Chief Executive Officer, or a material change in the Chief Executive Officer's duties (other than for termination for a felony conviction as described in the Agreement), the Chief Executive Officer is entitled to a severance payment equal to the product of the Chief Executive Officer's base monthly salary plus one-twelfth of the officer's prior year's incentive cash bonus multiplied by a factor of 1.5 times the number of years the Chief Executive Officer was employed by the Trust or its previous Adviser, up to a maximum factor of thirty-six. Had the Trust elected to terminate the Chief Executive Officer as of December 31, 1995, the Trust would have been obligated to pay Mr. Kikol the sum of $546,000 as a severance payment under the above Agreement. Notwithstanding the foregoing, in the event the Chief Executive Officer refuses to accept a transfer to a location outside the Cleveland area where the Trust has a substantial investment, the Trust's obligation for severance payment set forth above shall be reduced to 50% of the above maximum severance payment. The agreement also contains certain other provisions customary in executive compensation and employment agreements.

                              STOCK OPTION GRANTS

     The following table presents information concerning stock options granted to the named Chief Executive Officer under the Trust's 1992 Stock Option Plan. The 1992 Stock Option Plan does not provide for Stock Appreciation Rights ("SARs") of any kind.
                     OPTION GRANTS IN LAST FISCAL YEAR (1)

                                                                                             POTENTIAL
                                                                                         REALIZABLE VALUE
                                                                                             AT ASSUMED
                                                                                          ANNUAL RATES OF
                                                                                            STOCK PRICE
                                                                                          APPRECIATION FOR
                               INDIVIDUAL GRANTS                                            OPTION TERM
--------------------------------------------------------------------------------     -------------------------
                                      % OF TOTAL
                                       OPTIONS
                                      GRANTED TO      EXERCISE OR
                       OPTIONS       EMPLOYEES IN     BASE PRICE      EXPIRATION
NAME                 GRANTED (#)     FISCAL YEAR       ($/SHARE)         DATE            5%            10%
----                 -----------     ------------     -----------     ----------     ----------     ----------
John C. Kikol           3,000            50.0            $3.00         1/1/2005        $  5,660      $  14,344

--------------
(1) All options were granted on January 1, 1995, are immediately exercisable, and have an exercise price equal to $3.00 which was the mean between the closing bid and asked prices of the Trust's shares as reported on the Nasdaq on December 30, 1994.

                 OPTION EXERCISES/VALUE OF UNEXERCISED OPTIONS

     The following table presents information concerning unexercised options to purchase Shares of Beneficial Interest of the Trust held at the end of fiscal 1995 by the named Chief Executive Officer.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                                              VALUE OF
                                                      NUMBER OF UNEXERCISED           UNEXERCISED IN-THE-MONEY
                                                         OPTIONS/SARS AT                  OPTIONS/SAR'S AT
                       SHARES                          FISCAL YEAR-END(#)             SEPTEMBER 30, 1995(1)($)
                     ACQUIRED ON      VALUE       -----------------------------     -----------------------------
NAME                 EXERCISES(#)    REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                 -----------     --------     -----------     -------------     -----------     -------------
John C. Kikol             0             $0           83,500             0             $46,062             0

---------------
(1) Based upon the closing sale price of the Trust's Shares of Beneficial Interest on the Nasdaq National Market on September 28, 1995 ($3.875), minus the option exercise price of in-the-money stock options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Trust's Board of Trustees has delegated to the Compensation Committee the responsibility to implement a short-term and long-term compensation program for the Trust's executive officers. The Committee consists of all Trustees with the exception of Mr. Kikol.

     The Trust's executive compensation program is designed to attract, motivate, and retain highly qualified executive officers that are dedicated to the short-term and long-term success of the Trust. An important objective of the compensation program is to integrate the compensation of the executive officers with the performance of the Trust. Subject to the terms of an existing employment agreement between the Trust and the Chief Executive Officer ("CEO"), the Compensation Committee reviews the base salary of the CEO. The Compensation Committee also reviews the recommendations of the CEO as to the base salary of the other executive officers. In fixing the base salary of the CEO, the Compensation Committee takes into account the salaries of CEO's at other real estate companies, the financial performance of the Trust, and the performance of the CEO.

     During the past several years, the Compensation Committee has developed an incentive bonus compensation program for all employees of the Trust that is based on projections of the Trust's Funds from Operations for the next fiscal year. The Trustees believe that the employees' success in controlling expenses, leasing existing vacancies, and negotiating financial transactions all are reflected in the Trust's Funds from Operations. Achievement of targeted increases in Funds from Operations is rewarded by year-end cash bonus awards. In Fiscal 1995 the Compensation Committee set a target for the Trust's Funds from Operations, which when met resulted in the establishment of a bonus pool of four percent (4%) of the final Funds from Operations for all employees of the Trust, except the CEO, who became eligible for a separate bonus as determined by the Board of Trustees in its sole discretion. Bonus compensation of the CEO is subjective and dependent upon achievement of goals and objectives established for the Trust by the Board of Trustees and a year-end review by the Compensation Committee of the CEO's success in accomplishing the stated goals and objectives.

     Executive compensation also includes the annual consideration of stock option grants as a long-term incentive to the officers. The amounts of the grants are subjective and based on the Compensation Committee's evaluation of the performance of the individual executive and the Trust's financial results. The Compensation Committee also takes into account the fact that awards under the option plan promote alignment of executives' interests with those of the shareholders.

                            Compensation Committee

             John Weil, Chairman          Ludwig Seuffert, Member
             Howard Amster, Member        Leighton Rosenthal, Member
             Robert H. Kanner, Member

                             PERFORMANCE COMPARISON

     The following graph represents the return that would have been realized by an investor assuming an investment of $100.00 on October 1, 1990 and assuming that any distributions were reinvested through fiscal year ended September 30, 1995.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                         CTRI VS NASDAQ COMPOSITE INDEX
                     VS NAREIT ALL REIT TOTAL RETURN INDEX

                                   [CHART]

            9/30/90     9/30/91    9/30/92     9/30/93    9/30/94    9/30/95
NASDAQ        100         153        169         221        222        303
CTRI          100          79         66         109         92        125
NAREIT        100         134        151         197        189        211


The Trust believes the information provided in the above performance graph has only limited relevance to an understanding of the Trust's compensation policies during the indicated period as the Trust believes that the graph does not reflect all matters appropriately considered by the Trust in developing its compensation strategy.

                             TRUSTEES COMPENSATION

     From October 1, 1994 through February 21, 1995, the Trust compensated all Trustees (other than Mr. Seuffert, the former Chairman, and Mr. Kikol, who does not receive fees for service as a Trustee) at a rate of $2,900 per year, and $465 for each quarterly or special meeting attended. Mr. Seuffert received compensation of $15,000 per annum which was paid in quarterly installments of $3,750, said sum being in lieu of all meeting fees. Each Trustee (other than Mr. Seuffert) also received $325 for each workshop session and $175 for each committee meeting attended. Effective February 21, 1995, the Trust set compensation for all Trustees (other than Mr. Kikol, who does not receive fees for service as a Trustee) at a rate of $8,000 per annum which is paid in quarterly installments of $2,000, said sum being in lieu of all meeting and other fees. In addition, all Trustees are reimbursed for actual expenses incurred in connection with meetings attended or extended services provided.

                              CERTAIN TRANSACTIONS

     On April 10, 1989, the Trust entered into a ten year Lease Agreement for office space at the Gemini Towers office complex in Westlake, Ohio with Twin Towers, Ltd. ("Twin Towers"), an Ohio limited partnership. Ludwig Seuffert holds a position as both a general and limited partner of Twin Towers. At the lease commencement, Mr. Seuffert held a 10% ownership interest in Twin Towers. The Lease Agreement was approved by a unanimous vote of disinterested Trustees who found that the transaction was on terms that were fair and reasonable to the Trust and no less favorable to the Trust than if the Lease Agreement had been between the Trust and unaffiliated persons. Mr. Seuffert, James M. Carney, Sr., James M. Carney, Jr., and Howard Broadbent who were also Trustees at the lease commencement and affiliated with Twin Towers abstained from voting on the Lease Agreement because of their affiliation with Twin Towers. The Lease Agreement provides for the payment of base rent ranging from $30,000 in the first year to $52,000 in the tenth year. During the fiscal year ended September 30, 1995, the Trust made rental payments to Twin Towers in the amount of $53,174 including all rental adjustments.

                                 ANNUAL REPORT

     The Trust's Annual Report to Shareholders for its fiscal year ended September 30, 1995, including financial statements, is being mailed to shareholders herewith.

                              INDEPENDENT AUDITORS

     Ernst & Young has been appointed as the Trust's independent auditors for the fiscal year ending September 30, 1996 pursuant to the recommendation of the Audit Committee of the Board of Trustees. Ernst & Young has served as the Trust's independent auditors since the Trust was formed in 1971. A representative of Ernst & Young is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions with respect to that firm's examination of the Trust's financial statements and records for the fiscal year ended September 30, 1995.

                             SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 1997 Annual Meeting of Shareholders is September 11, 1996.

                              GENERAL INFORMATION

     The cost of soliciting proxies on behalf of the Board of Trustees will be paid by the Trust. Solicitations may be made by personal interview, mail, telegram or telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Trust may reimburse them for their expenses in so doing. Also, officers of the Trust, as yet undesignated, may request the return of proxies by telephone, telegram or in person.

     Financial and other reports will be submitted at the meeting, but it is not intended that any action will be taken with respect to approval of the matters referred to in those reports. Shares represented by properly executed proxy cards will be voted as specified. It is intended that shares represented by proxies on which no specification has been made will be voted for the election of the nominees for Trustee named herein or such substitute nominees as the Board of Trustees may designate. The Board of Trustees is not aware that any other matters will be brought before the meeting for action, but if any other matters shall properly come before the meeting it is intended that the persons authorized under proxies solicited on behalf of the Board of Trustees may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          CLEVETRUST REALTY INVESTORS

                                          RAYMOND C. NOVINC
                                            Secretary

--------------------------------------------------------------------------------
|                                   IMPORTANT                                  |
|                                                                              |
|  TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN  |
|  THE ENCLOSED PROXY PROMPTLY.                                                |
--------------------------------------------------------------------------------

                     PROXY -- CLEVETRUST REALTY INVESTORS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        John C. Kikol, Ludwig Seuffert, and Raymond C. Novinc, and each of them, with full power of subsitiution, are hereby authorized to represent and to vote as designated on the reverse side of this proxy card the shares of the undersigned at the Annual Meeting of Shareholders of CleveTrust Realty Investors, to be held on February 20, 1996 and at any adjournment.

                         (PLEASE READ REVERSE SIDE.)

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.





             FOR all nominees          WITHHOLD
              listed at right          AUTHORITY
            (except as indicated       to vote for
               to the contrary        all nominees
                    below)           listed at right     NOMINEES: Howard Amster          2. In their discretion, the proxies are
                                                                   Robert H. Kanner          authorized to vote upon such other
1.  Election of     /  /                  /  /                     John C. Kikol             matters as may properly come before
    Trustees of                                                    Leighton A. Rosenthal     the meeting and any adjournment or
    the terms of                                                   Ludwig Seuffert           adjournments thereof.
    office specified in the Proxy Statement                        John D. Weil
                                                                                          UNLESS OTHERWISE SPECIFIED, THIS PROXY
(INSTRUCTIONS: To withhold authority to vote for any                                      WILL BE VOTED FOR THE NOMINEES LISTED
individual at right write that nominee's name in the space                                HEREON.
below.)
                                                                                          PLEASE DATE AND SIGN PROXY EXACTLY AS NAME
__________________________________________________________                                APPEARS ON THIS CARD AND RETURN THE PROXY
                                                                                          IN THE ENCLOSED ENVELOPE, NO POSTAGE IS
                                                                                          NECESSARY IF MAILED IN THE UNITED STATES.










SIGNATURE_________________________________________   DATE_____________  __________________________________________  DATE___________
                                                                                SIGNATURE IF HELD JOINTLY

NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, if signer is a corporation, please sign in the full corporation name by duly authorized officer or officers.